UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1685
Name of Registrant: Vanguard Morgan Growth Fund
Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service: Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – September 30, 2010

Item 1: Reports to Shareholders

Vanguard Morgan™ Growth Fund
Annual Report

September 30, 2010

> For the 12 months ended September 30, 2010, Vanguard Morgan Growth Fund returned 12.81% for Investor Shares and 12.95% for Admiral Shares.

> The fund’s return was in line with that of its benchmark index and a bit higher than the average return of peer funds.

> Information technology holdings were the primary drivers of fund returns during the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard Morgan Growth Fund
Investor Shares	12.81%
Admiral™ Shares	12.95
Russell 3000 Growth Index	12.81
Multi-Cap Growth Funds Average	12.25
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$14.32	$16.04	$0.110	$0.000
Admiral Shares	44.42	49.75	0.406	0.000

Chairman’s Letter

Dear Shareholder,

For the 12 months ended September 30, 2010, a period of nerve-wracking market swings, the Investor Shares of Vanguard Morgan Growth Fund returned 12.81%. The lower-cost Admiral Shares returned 12.95%. These results were in line with the 12.81% return of the Russell 3000 Growth Index and a bit better than the average return of competing multi-capitalization growth funds.

The fund benefited from astute selections among information technology, industrial, and energy stocks. A handful of poor performers from the financial sector weighed on both the fund’s absolute returns and its performance relative to its benchmark.

If you own the Morgan Growth Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 29.

Also, please note that on October 6, after the close of the period, Vanguard broadened the availability of our Admiral Shares. We reduced the Admiral minimums on most of our actively managed funds to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

An upbeat end to a worrisome 12 months

Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended

September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result,

as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows

Bonds produced strong 12-month returns, a gratifying performance that nevertheless raises questions about the prospects for total returns in a fixed income market where yields hover near all-time lows.

At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end of the period, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Astute tech selections supported the fund’s results

Vanguard Morgan Growth Fund’s information technology stocks were a notable bright spot during the fiscal year. Representing around 40% of the portfolio’s capitalization, on average, the fund’s tech selections contributed about half of its return. Standouts included NetApp, a computer storage firm, and VMware, a software firm. Overall, the fund’s selections returned almost 17% for the year; the benchmark’s tech stocks, by contrast, returned about 12%.

Consumer discretionary and industrial stocks were also significant contributors. The fund benefited from the general strength of the retailers, restaurants, and entertainment purveyors that make up the consumer discretionary sector, even as its stock selections were relatively undistinguished. In the industrial sector, machinery makers began to grind into gear as federal stimulus money in the United States and rapid economic growth in emerging markets boosted demand for construction equipment, heavy trucks, and farm machinery.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Morgan Growth Fund	0.48%	0.31%	1.40%

The fund expense ratios shown are from the prospectus dated January 26, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratios were 0.44% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Growth Funds.

The financial sector, a small piece of the portfolio, was the biggest restraint on the fund’s 12-month return. The fund’s investment banking holdings produced dismal returns as the companies continued to grapple with the regulatory and financial aftershocks of the markets’ recent traumas.

Bear market results won’t go away soon

Although the stock market continued to snap back in fiscal 2010 from its one-and-a-half-year plunge, the fund’s long-term returns are a sobering reminder of the recent past. Despite the fund’s double-digit gain in fiscal 2010, Morgan Growth Fund’s Investor Shares have posted an average annual return of –0.51% over the past decade. Although such a performance is hardly reason to cheer, the fund’s return was significantly better than that of its benchmark index, which returned –3.19%, and the –3.76% average annual return of its peer group for the same period.

The Morgan Growth Fund’s relative long-term strength, even if it didn’t add up to much in the past decade, highlights the value of our efforts to provide shareholders with access to some of the world’s best growth-stock managers at a very modest cost. Of course, the value of excellent investment management is easier to appreciate when the stock market is more buoyant.

Total Returns
Ten Years Ended September 30, 2010
Average
Annual Return
Morgan Growth Fund Investor Shares	-0.51%
Russell 3000 Growth Index	-3.19
Multi-Cap Growth Funds Average	-3.76
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

New developments, time-tested responses

In recent years, bold-faced headlines have routinely announced some financial development—the Lehman Brothers bankruptcy, Europe’s sovereign debt crisis—that would have been difficult to contemplate even a few years ago. These unusual events have reverberated through the investment markets, producing the sort of volatility that can shake investor confidence.

As new and dramatic as these events may seem, the prudent response to uncertainty remains unchanged—balance and diversification—principles that, over time, have helped investors reach their goals through good markets and bad.

We counsel investors to strike a balance between the potentially higher returns of stocks and the more muted returns from bonds that is best suited to their circumstances. Vanguard Morgan Growth Fund can play a valuable role in such a plan, providing broadly diversified exposure to U.S. growth stocks and giving investors the opportunity to benefit from the stock selection talents of excellent managers.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2010

Advisors’ Report

For the fiscal year ended September 30, 2010, Vanguard Morgan Growth Fund returned 12.81% for Investor Shares and 12.95% for the lower-cost Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on October 19, 2010.

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	44	3,449	Uses traditional methods of stock selection—research
Company, LLP			and analysis—that identify companies believed to have
			above-average growth prospects, particularly those in
			industries undergoing change. Focuses on mid- and
			large-capitalization companies with proven records of
			sales and earnings growth, profitability, and cash-flow generation.
Jennison Associates LLC	18	1,445	Research-driven, fundamental investment approach
			that relies on in-depth company knowledge gleaned
			through meetings with management, customers, and suppliers.
Vanguard Quantitative Equity	14	1,128	Employs a quantitative, fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies versus their peers.
Frontier Capital Management Co.,	11	855	Research-driven, fundamental investment approach
LLC			that seeks companies with above-average growth
			prospects, reasonable valuations, and competitive advantages.
Kalmar Investment Advisers	11	840	Employs a “growth-with-value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Cash Investments	2	159	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash position.

Wellington Management Company, llp

Portfolio Manager:
Paul E. Marrkand, CFA,
Senior Vice President

Our portion of the fund uses traditional methods of stock selection—research and analysis—to identify companies that we believe have above-average growth prospects, particularly those in industries undergoing change. Research focuses on mid- and large-capitalization companies with a proven record of sales and earnings growth, profitability, and cash-flow generation.

Based on our growth, quality, and valuation investment process, we were able to take advantage of the volatility in the market over the past fiscal year by purchasing sustainable growth companies at extremely attractive valuations. We remained true to our process and continued to invest in undervalued companies that have the ability to innovate, gain market share, and grow sales and free cash flow at an above-average rate.

In October 2009, we initiated a new position in General Electric in the belief that the stock was an excellent risk/reward opportunity. We think the management team learned a valuable lesson during the market downturn. We expect that management will focus on execution and the company will regain its above-average return-on-capital business model. We also initiated a new position in Las Vegas Sands, which has continued to grow sales with increased volume at its Macao properties. We believe the company will sustain an above-average revenue growth rate with its new casino and retail complex in Singapore, which opened in April 2010.

We trimmed our position in NetApp, the San Jose, California-based network storage equipment manufacturer, on strong performance after management raised revenue guidance, citing improved customer spending on computer upgrades and data storage networks. We continue to think the company is well-positioned for growth supported by market share gains, strong underlying dynamics for the storage industry, and a data center upgrade cycle. We also trimmed holdings in Apple shares on gains from the launch of the iPad and steady iPhone sales. With growth trends remaining steady, we have retained our position in the stock.

Unfortunately, we initiated investments in certain companies, including Honeywell, that did not perform well during this 12-month period. However, based on our growth, quality, and valuation process, we continue to hold these positions because we think they offer attractive risk/reward opportunities.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher,
Managing Director

We build our portfolio from the bottom up, based on our research of company fundamentals.

Technology positions contributed most to return. Baidu, the world’s dominant Chinese-language internet search engine, rose more than 160%. We believe the Chinese search market is in its early growth stage, and we like Baidu’s improving execution and exploration of long-term monetization opportunities. VMware climbed more than 100%. Companies use VMware’s software to integrate and manage server, storage, and networking functions, thereby lowering their operating costs. We believe VMware is positioned to benefit from greater corporate interest in the use of virtual machines that let multiple network users maintain individualized desktops on a single, centrally located server. NetApp, which provides data management solutions that simplify storing, managing, and protecting enterprise data, advanced 87%. We believe NetApp stands to benefit from growth in the storage business because of increased digital content.

In the consumer discretionary sector, Amazon.com’s strong earnings reflected the ongoing secular shift toward e-commerce and market share gains.

Illumina was a notable contributor in health care. The company’s genotyping, next-generation sequencing, and gene-expression tools isolate and analyze genetic information, allowing researchers to determine which genetic combinations are associated with various diseases.

We expect Illumina to benefit as next-generation sequencing enters what we expect to be a significant growth stage. Other health care holdings hurt performance. Baxter International fell after it lowered its financial outlook on weakness in its blood plasma products business. We eliminated the portfolio’s position in the company’s shares. Gilead Sciences’ decline reflected reduced earnings and revenue guidance stemming from health care reform.

Stock selection also detracted from return in financials, where Goldman Sachs was hurt by uncertainty surrounding proposed financial reform.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

After starting the fiscal year with two strong quarters, the U.S. equity market headed south during the third quarter, declining more than 10%, only to finish the fiscal fourth quarter and year with a strong rally. The recovery in September came despite continued weakness and uncertainty in economic data. There has been a slow and steady decline in GDP results since the fourth calendar quarter of 2009, when GDP growth registered a 5.0% gain followed by a 3.7% gain in the first quarter of 2010, and finally, a 1.6% gain in the second quarter. Although corporate earnings have continued to surprise to the upside and may continue for this third calendar quarter, an uncertain recovery, near-10% unemployment rate, sovereign debt concerns, and recent Federal Reserve statements discussing the possibility of additional stimulus measures have investors cautious and concerned about where equity markets are headed.

Multi-capitalization growth stocks, the focus of your investment in the Morgan Growth Fund, returned 12.81% for the period as measured by the Russell 3000 Growth Index. For the 12-month period, returns in this area of the equity market were led by telecommunication services, consumer discretionary, and industrial companies. Utility and energy company returns were the laggards for the fiscal year.

Results from our stock selections were strongest in the technology and health care sectors. In technology, selections such as Sybase, NetApp, and Apple added most to our returns. In health care, UnitedHealth Group and Perrigo were the largest contributors to our relative results. On the other hand, our selections in the consumer discretionary, industrial, and energy sectors held back our overall return. DeVry, Alliant Techsystems, and Transocean did not perform as we expected.

Frontier Capital Management Co., LLC

Portfolio Manager:
Stephen Knightly, CFA,
Senior Vice President

Healthy earnings, economic expansion, and low interest rates propelled markets higher during 2010. Growth managers with a valuation discipline were challenged as the highest-valuation stocks provided some of the best performance. Relative returns were hindered by stocks not owned and a few setbacks in owned stocks. A narrow subset of high-priced, high-growth stocks contributed materially to index performance. Over the years, we have found it unwise to overpay for growth. We also had disappointments in a number of consumer and health care stocks reflective of a tenuous consumer environment.

With the “V” recovery in earnings concluding, we expect the sustainable growth characteristics of companies in the portfolio to stand out. Our team added to a number of producer durables and technology companies in light of unique opportunities in the networking, communications, and aerospace sectors. Each offers attractive valuations and appealing growth catalysts relative to an expected broad slowdown in earnings. Given an anticipated business-led recovery rather than a consumer-driven recovery, the fund remains selective within the consumer, financial, and health care sectors.

In an uncertain market, investors have paid a premium for companies offering the highest growth. Our discipline balances attractive earnings power with rewarding valuations. We are finding such qualities in companies that have promising secular growth opportunities and are share gainers in growth markets.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and
Chief Investment Officer

After accelerating in late 2009 and early 2010 thanks to a snap-back in inventory replenishment and government stimulus, the economy has now undeniably entered a soft patch. Investors’ fear of European sovereign debt problems and the potential for a double-dip recession triggered a substantial market correction in late April that extended through the summer. Even though current economic news is far from rosy, we believe the sharp rally in September—in addition to other fundamental evidence and the likelihood of more Fed pump-priming—suggests slow but continuing growth, rather than an economic relapse in the near term. Kalmar believes that its focus on undervalued stocks of growth companies is well suited for a challenging environment in which general corporate progress may be hard to attain.

For more than a year we have concentrated our research and purchases on companies that have differentiated growth business models and have had the strength to invest in the future and optimize their competitive positioning during the Great Recession. Their ability to remain competitive during the recession has enabled these companies to gain market share and raise their future earnings power through strategic business improvement. Such improved competitive positioning should benefit the portfolio in healthier and more arduous economic conditions, which we may experience for some time. And, when internal company initiatives can be aligned with other secular business tailwinds, growth that stands out even more notably can potentially be achieved.

Examples of companies in the portfolio whose internal growth drivers have generated meaningful improvement in revenues, earnings, and stock prices include:

• Cooper, the worldwide contact  lens provider, which is benefiting from both significant manufacturing yield improvement and enhanced market share in new-generation silicone hydrogel lenses.
• Rovi, whose proprietary interactive video guides are gaining penetration among both cable operators and entertainment hardware manufacturers.
• O’Reilly Automotive, the well-managed auto parts distribution company, which is benefiting from substantial margin improvement because of a recent large acquisition.

More problematic holdings in the last fiscal year include:

• Natural gas exploration and production companies, whose reserve growth has remained very strong, but whose stock prices have suffered from the sharp decline in the prices of gas.
• GameStop, the biggest video-game  retailer, which has a lock on used game resales, may be threatened by direct-to-consumer web downloads.

Morgan Growth Fund

Fund Profile
As of September 30, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMRGX	VMRAX
Expense Ratio[1]	0.48%	0.31%
30-Day SEC Yield	0.55%	0.62%

Portfolio Characteristics
			Russell		DJ
			3000		U.S. Total
			Growth		Market
	Fund		Index		Index
Number of Stocks	321		1,888		3,920
Median Market Cap	$18.6B		$29.9	B	$27.3	B
Price/Earnings Ratio	19.2	x	18.6	x	17.1	x
Price/Book Ratio	3.2	x	3.5	x	2.1	x
Return on Equity	22.0%		23.8%		19.1%
Earnings Growth Rate	11.9%		11.6%		6.4%
Dividend Yield	1.0%		1.5%		1.8%
Foreign Holdings	3.7%		0.0%		0.0%
Turnover Rate	60%		—		—
Short-Term Reserves	1.7%		—		—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	15.9%	14.9%	11.7%
Consumer Staples	4.7	9.5	10.1
Energy	5.7	9.5	9.7
Financials	4.5	4.6	16.6
Health Care	10.6	10.9	11.2
Industrials	14.0	13.4	11.1
Information
Technology	40.6	31.1	19.0
Materials	2.3	5.0	4.2
Telecommunication
Services	1.5	1.0	2.9
Utilities	0.2	0.1	3.5

Volatility Measures
		DJ
		U.S. Total
	Russell 3000	Market
	Growth Index	Index
R-Squared	0.99	0.95
Beta	1.02	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	3.6%
International Business	IT Consulting &
Machines Corp.	Other Services	3.1
Cisco Systems Inc.	Communications
	Equipment	2.7
NetApp Inc.	Computer Storage
	& Peripherals	2.2
Microsoft Corp.	Systems Software	2.1
Oracle Corp.	Systems Software	2.1
Google Inc. Class A	Internet Software &
	Services	2.1
Caterpillar Inc.	Construction &
	Farm Machinery &
	Heavy Trucks	1.6
EMC Corp.	Computer Storage
	& Peripherals	1.4
Altera Corp.	Semiconductors	1.4
Top Ten		22.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratios were 0.44% for Investor Shares and 0.30% for Admiral Shares.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2000, Through September 30, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2010
					Final Value
		One	Five	Ten	$ of a 10,000
		Year	Years	Years	Investment
	Morgan Growth Fund Investor Shares	12.81%	1.57%	-0.51%	$ 9,506
••••••••	Dow Jones U.S. Total Stock Market
	Index	11.51	1.37	0.41	10,421
– – – –	Russell 3000 Growth Index	12.81	2.08	-3.19	7,228
	Multi-Cap Growth Funds Average	12.25	1.06	-3.76	6,818
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Morgan Growth Fund

	Average Annual Total Returns
	Periods Ended September 30, 2010
			Since	Final Value
	One	Five	of a Inception	$ 50,000
	Year	Years	(5/14/2001)	Investment
Morgan Growth Fund Admiral
Shares	12.95%	1.73%	1.78%	$ 58,997
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	2.18	61,212
Russell 3000 Growth Index	12.81	2.08	0.39	51,873
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 30, 2000, Through September 30, 2010

Morgan Growth Fund

Financial Statements

Statement of Net Assets

As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.1%)[1]
Consumer Discretionary (15.4%)
*	Amazon.com Inc.	679,394	106,706
	Starbucks Corp.	3,251,643	83,177
	Coach Inc.	1,278,652	54,931
*	Ford Motor Co.	3,579,519	43,813
	Omnicom Group Inc.	1,101,816	43,500
	McDonald’s Corp.	572,641	42,667
	Walt Disney Co.	1,207,438	39,978
	Ross Stores Inc.	725,346	39,618
	Advance Auto Parts Inc.	649,890	38,136
	TJX Cos. Inc.	853,801	38,105
	Target Corp.	670,067	35,808
	Expedia Inc.	1,256,989	35,460
*	Las Vegas Sands Corp.	1,012,620	35,290
	NIKE Inc. Class B	428,570	34,346
	Home Depot Inc.	1,000,860	31,707
*	LKQ Corp.	1,501,951	31,241
*	Dollar Tree Inc.	498,990	24,331
*	ITT Educational
	Services Inc.	333,896	23,463
*	Kohl’s Corp.	427,850	22,539
	Tractor Supply Co.	562,970	22,327
*	Dollar General Corp.	697,537	20,403
	News Corp. Class A	1,549,000	20,230
*	O’Reilly Automotive Inc.	356,310	18,956
*	priceline.com Inc.	49,776	17,339
*	Discovery
	Communications Inc.
	Class A	397,500	17,311
*	Discovery
	Communications Inc.	432,415	16,514
*	CarMax Inc.	583,345	16,252
	Carnival Corp.	386,058	14,751
	DeVry Inc.	290,910	14,316
	Service Corp. International	1,645,300	14,182
*	DIRECTV Class A	328,600	13,680
	Starwood Hotels &
	Resorts Worldwide Inc.	230,300	12,102
*	Harman International
	Industries Inc.	338,900	11,323
	Guess? Inc.	264,631	10,752
*	GameStop Corp. Class A	535,350	10,552
*	Bed Bath & Beyond Inc.	239,100	10,379
*	Warnaco Group Inc.	193,225	9,880
	Scripps Networks
	Interactive Inc. Class A	206,000	9,801
	Williams-Sonoma Inc.	304,635	9,657
*	WMS Industries Inc.	250,675	9,543
	Gentex Corp.	488,095	9,523
	Darden Restaurants Inc.	209,480	8,962
^	Buckle Inc.	310,658	8,245
*	AutoZone Inc.	34,000	7,783
*	TRW Automotive
	Holdings Corp.	174,800	7,265
	Whirlpool Corp.	87,000	7,043
*	Urban Outfitters Inc.	222,280	6,988
	Autoliv Inc.	105,440	6,888
	DR Horton Inc.	505,100	5,617
*	Liberty Media Corp. - Capital	107,100	5,576
	American Eagle
	Outfitters Inc.	322,400	4,823
	McGraw-Hill Cos. Inc.	144,000	4,761
	DISH Network Corp.
	Class A	238,900	4,577
	Chico’s FAS Inc.	434,053	4,566
	Comcast Corp.
	Special Class A Shares	218,134	3,710
	Tiffany & Co.	55,600	2,613
*	NetFlix Inc.	14,400	2,335
	Comcast Corp. Class A	127,425	2,304
	H&R Block Inc.	111,900	1,449
*	Liberty Media Corp. - Starz	21,700	1,408
	Cablevision Systems Corp.
	Class A	43,800	1,147
	Lowe’s Cos. Inc.	25,000	557
			1,213,206

Morgan Growth Fund

			Market
			Value
		Shares	($000)
Consumer Staples (4.4%)
	Anheuser-Busch
	InBev NV ADR	485,793	28,540
	Kraft Foods Inc.	923,969	28,514
	Wal-Mart Stores Inc.	524,600	28,077
*	Whole Foods Market Inc.	684,650	25,407
	General Mills Inc.	641,118	23,426
	Philip Morris
	International Inc.	402,000	22,520
	Mead Johnson Nutrition Co.	375,654	21,379
	Coca-Cola Co.	316,278	18,509
	Clorox Co.	262,151	17,501
	Herbalife Ltd.	271,510	16,386
	Costco Wholesale Corp.	245,896	15,858
	PepsiCo Inc.	236,700	15,726
	Avon Products Inc.	436,600	14,019
	Kroger Co.	413,600	8,959
	Coca-Cola Enterprises Inc.	270,400	8,382
	Estee Lauder Cos. Inc.
	Class A	125,500	7,935
	Dr Pepper
	Snapple Group Inc.	204,000	7,246
	Sysco Corp.	253,160	7,220
	Campbell Soup Co.	201,700	7,211
*	Hansen Natural Corp.	142,238	6,631
	Procter & Gamble Co.	93,055	5,581
	Hormel Foods Corp.	92,600	4,130
	Kimberly-Clark Corp.	46,600	3,031
	Colgate-Palmolive Co.	26,300	2,021
			344,209
Energy (5.4%)
	Occidental Petroleum Corp.	827,870	64,822
	Schlumberger Ltd.	781,389	48,141
	Exxon Mobil Corp.	702,844	43,429
	Valero Energy Corp.	1,820,512	31,877
	Anadarko Petroleum Corp.	524,315	29,912
*	Oceaneering
	International Inc.	337,947	18,202
*	Concho Resources Inc.	262,746	17,386
*	Ultra Petroleum Corp.	381,005	15,995
	Baker Hughes Inc.	339,686	14,471
*	Cameron International Corp.	323,955	13,917
	Core Laboratories NV	147,840	13,016
*,^	InterOil Corp.	183,100	12,531
	Peabody Energy Corp.	188,700	9,248
*	Pride International Inc.	287,700	8,467
	National Oilwell Varco Inc.	190,340	8,464
	El Paso Corp.	666,500	8,251
*	Alpha Natural
	Resources Inc.	191,310	7,872
	Pioneer Natural
	Resources Co.	120,300	7,823
*	Petrohawk Energy Corp.	483,980	7,812
	EXCO Resources Inc.	450,200	6,695
*	Whiting Petroleum Corp.	62,900	6,008
*	Southwestern Energy Co.	178,780	5,978

*	Continental Resources Inc.	117,300	5,438
*	Denbury Resources Inc.	326,500	5,188
*	Weatherford
	International Ltd.	290,380	4,966
	Cabot Oil & Gas Corp.	163,200	4,914
	Murphy Oil Corp.	56,100	3,474
			424,297
Exchange-Traded Fund (0.7%)
^,2	Vanguard Growth ETF	1,044,900	57,443

Financials (4.2%)
	Goldman Sachs Group Inc.	420,231	60,757
	American Express Co.	1,150,605	48,360
	Lincoln National Corp.	1,887,471	45,148
	Wells Fargo & Co.	1,168,813	29,372
	Franklin Resources Inc.	218,500	23,358
	JPMorgan Chase & Co.	520,296	19,808
	Morgan Stanley	693,997	17,128
*	Affiliated Managers
	Group Inc.	196,400	15,321
	T Rowe Price Group Inc.	254,290	12,731
	Raymond James
	Financial Inc.	443,200	11,226
	Capital One Financial Corp.	255,100	10,089
	Lazard Ltd. Class A	271,270	9,516
	Aflac Inc.	159,900	8,268
	Waddell & Reed
	Financial Inc. Class A	242,475	6,634
*	CB Richard Ellis Group Inc.
	Class A	175,300	3,205
	US Bancorp	115,600	2,499
*	Berkshire Hathaway Inc.
	Class B	27,950	2,311
	Jefferies Group Inc.	46,100	1,046
	Public Storage	7,200	699
	Simon Property Group Inc.	1,700	158
			327,634
Health Care (10.2%)
	Medtronic Inc.	1,548,866	52,011
*	Express Scripts Inc.	939,017	45,730
*	Waters Corp.	538,792	38,136
	UnitedHealth Group Inc.	1,039,903	36,511
*	Laboratory Corp. of
	America Holdings	435,764	34,177
	Teva Pharmaceutical
	Industries Ltd. ADR	616,870	32,540
*	Medco Health Solutions Inc.	622,418	32,403
	Shire PLC ADR	473,600	31,864
	Abbott Laboratories	575,066	30,041
*	Mylan Inc.	1,580,520	29,730
*	Celgene Corp.	513,742	29,597
	Cooper Cos. Inc.	622,280	28,762
	Alcon Inc.	149,350	24,910
*	Illumina Inc.	505,330	24,862
	Eli Lilly & Co.	571,599	20,880
*	WellPoint Inc.	359,881	20,384

Morgan Growth Fund

			Market
			Value
		Shares	($000)
*	Vertex Pharmaceuticals Inc.	573,111	19,812
*	Hospira Inc.	333,600	19,019
*	Gilead Sciences Inc.	507,889	18,086
*	Amgen Inc.	305,200	16,820
*	ResMed Inc.	511,880	16,795
*	United Therapeutics Corp.	281,140	15,747
*	Hologic Inc.	956,480	15,313
*	Varian Medical
	Systems Inc.	243,500	14,732
	Perrigo Co.	225,400	14,475
	Stryker Corp.	248,462	12,435
*	Watson
	Pharmaceuticals Inc.	268,800	11,373
*	ICON PLC ADR	441,100	9,537
	Patterson Cos. Inc.	319,900	9,165
	Cardinal Health Inc.	266,800	8,815
	McKesson Corp.	135,600	8,377
*	DaVita Inc.	119,300	8,235
	AmerisourceBergen Corp.
	Class A	266,900	8,183
*	Amylin Pharmaceuticals Inc.	344,200	7,177
	Lincare Holdings Inc.	283,700	7,118
*	Covance Inc.	134,420	6,289
*	Allscripts Healthcare
	Solutions Inc.	334,065	6,170
*	Cephalon Inc.	97,880	6,112
*	Catalyst Health
	Solutions Inc.	171,063	6,023
	Johnson & Johnson	94,300	5,843
*	Edwards Lifesciences Corp.	86,600	5,806
	Allergan Inc.	70,200	4,670
*	Mednax Inc.	86,900	4,632
*	Intuitive Surgical Inc.	14,975	4,249
*	Endo Pharmaceuticals
	Holdings Inc.	91,300	3,035
*	Community Health
	Systems Inc.	10,000	310
			806,891
Industrials (13.6%)
	Caterpillar Inc.	1,571,261	123,627
	Boeing Co.	1,022,292	68,023
	General Electric Co.	3,752,465	60,977
	Parker Hannifin Corp.	801,836	56,177
	Joy Global Inc.	669,437	47,075
	Cummins Inc.	495,912	44,920
	Honeywell International Inc.	962,419	42,289
	CH Robinson
	Worldwide Inc.	555,003	38,806
	Emerson Electric Co.	700,007	36,862
	Ingersoll-Rand PLC	1,031,811	36,846
	Dover Corp.	689,613	36,005
	AMETEK Inc.	735,924	35,155
	Southwest Airlines Co.	2,572,643	33,624
	Illinois Tool Works Inc.	658,029	30,940
	Precision Castparts Corp.	239,534	30,505
*	IHS Inc. Class A	414,050	28,155
	Fastenal Co.	456,090	24,259
	United Technologies Corp.	336,000	23,933
*	Chicago Bridge &
	Iron Co. NV	787,520	19,255
	Landstar System Inc.	441,730	17,060
*	BE Aerospace Inc.	543,646	16,478
	Flowserve Corp.	150,335	16,450
	United Parcel Service Inc.
	Class B	229,500	15,305
*	Foster Wheeler AG	591,740	14,474
	Goodrich Corp.	191,100	14,090
*	Stericycle Inc.	186,900	12,986
	AO Smith Corp.	201,139	11,644
*	Corrections Corp.
	of America	459,150	11,332
*	HUB Group Inc. Class A	361,162	10,568
	Republic Services Inc.
	Class A	311,500	9,498
	MSC Industrial Direct Co.
	Class A	172,800	9,338
	Deere & Co.	132,300	9,232
	Pall Corp.	211,952	8,826
	CLARCOR Inc.	216,988	8,382
*	Delta Air Lines Inc.	706,000	8,218
	JB Hunt Transport
	Services Inc.	223,445	7,753
	Rockwell Automation Inc.	120,300	7,426
	Watsco Inc.	128,800	7,172
	Donaldson Co. Inc.	134,403	6,334
	Lockheed Martin Corp.	88,700	6,322
*	Navistar International Corp.	120,700	5,267
	Lennox International Inc.	125,728	5,242
*	Owens Corning	185,610	4,757
	FedEx Corp.	29,500	2,522
	Union Pacific Corp.	24,000	1,963
	Pitney Bowes Inc.	81,700	1,747
			1,067,819
Information Technology (39.5%)
*	Apple Inc.	1,003,841	284,840
	International Business
	Machines Corp.	1,798,375	241,234
*	Cisco Systems Inc.	9,839,689	215,489
*	NetApp Inc.	3,416,665	170,116
	Microsoft Corp.	6,774,630	165,911
	Oracle Corp.	6,044,312	162,290
*	Google Inc. Class A	307,726	161,799
*	EMC Corp.	5,479,417	111,287
	Altera Corp.	3,580,470	107,987
*	Juniper Networks Inc.	3,245,992	98,516
*	VMware Inc. Class A	1,078,507	91,608
	Intel Corp.	4,074,575	78,354
	Xilinx Inc.	2,740,674	72,929
*	QLogic Corp.	3,575,487	63,072
	Broadcom Corp. Class A	1,759,671	62,275
*	Cognizant Technology
	Solutions Corp. Class A	768,300	49,532

Morgan Growth Fund

			Market
			Value
		Shares	($000)
	Analog Devices Inc.	1,536,215	48,206
	Mastercard Inc. Class A	214,990	48,158
*	Baidu Inc. ADR	428,822	44,006
*	Check Point Software
	Technologies Ltd.	1,112,632	41,089
*	Agilent Technologies Inc.	1,117,525	37,292
*	Dell Inc.	2,837,627	36,776
*	Marvell Technology
	Group Ltd.	1,959,197	34,306
*	Riverbed Technology Inc.	751,163	34,238
	Intersil Corp. Class A	2,923,898	34,180
*	Red Hat Inc.	831,395	34,087
*	Adobe Systems Inc.	1,271,372	33,246
*	Alliance Data
	Systems Corp.	480,530	31,359
*	Rovi Corp.	621,660	31,338
*	Emulex Corp.	2,890,874	30,181
*	Skyworks Solutions Inc.	1,347,800	27,872
	Hewlett-Packard Co.	627,500	26,399
	Amphenol Corp. Class A	535,010	26,205
*	BMC Software Inc.	605,617	24,515
*	Intuit Inc.	509,900	22,339
*	Autodesk Inc.	639,990	20,460
*	SanDisk Corp.	524,035	19,206
	Fidelity National
	Information Services Inc.	594,670	16,133
*	Amdocs Ltd.	544,600	15,608
*	F5 Networks Inc.	148,190	15,384
	Tyco Electronics Ltd.	518,388	15,147
*	Citrix Systems Inc.	196,305	13,396
*	Longtop Financial
	Technologies Ltd. ADR	333,236	13,113
*	Equinix Inc.	122,000	12,487
*	Trimble Navigation Ltd.	347,265	12,168
	Tencent Holdings Ltd. ADR	532,245	11,664
*	NeuStar Inc. Class A	465,750	11,579
*	eBay Inc.	472,700	11,534
*	Avago Technologies Ltd.	417,740	9,403
	Texas Instruments Inc.	344,205	9,342
	QUALCOMM Inc.	196,124	8,849
*	Lam Research Corp.	209,870	8,783
*	Atheros
	Communications Inc.	315,951	8,325
*	Nuance
	Communications Inc.	516,040	8,071
*	Microsemi Corp.	454,500	7,795
	ADTRAN Inc.	205,500	7,254
*	FLIR Systems Inc.	271,900	6,988
*	Genpact Ltd.	388,730	6,892
*	Teradata Corp.	176,500	6,806
*	Micron Technology Inc.	813,200	5,863
*	Ariba Inc.	299,489	5,660
*	Polycom Inc.	190,420	5,195
*,^	Blackboard Inc.	142,864	5,149
	Jabil Circuit Inc.	333,463	4,805
*	Seagate Technology PLC	358,900	4,228

*	Novellus Systems Inc.	146,200	3,886
*	TiVo Inc.	405,300	3,672
*	Salesforce.com Inc.	27,845	3,113
*	Flextronics International Ltd.	314,072	1,897
	Factset Research
	Systems Inc.	20,500	1,663
*	Motorola Inc.	188,500	1,608
	Visa Inc. Class A	18,000	1,337
*	Hewitt Associates Inc.
	Class A	21,507	1,085
	Solera Holdings Inc.	20,845	921
*	Advanced Micro Devices Inc.	25,900	184
			3,109,684
Materials (2.1%)
	Nucor Corp.	927,121	35,416
	Teck Resources Ltd.
	Class B	478,472	19,694
	Albemarle Corp.	391,000	18,303
	Freeport-McMoRan
	Copper & Gold Inc.	160,600	13,714
	Praxair Inc.	143,930	12,991
	Newmont Mining Corp.	198,400	12,461
	Cliffs Natural
	Resources Inc.	175,512	11,219
*	Crown Holdings Inc.	278,200	7,973
	Lubrizol Corp.	74,000	7,842
	International Paper Co.	353,500	7,689
	Walter Energy Inc.	85,000	6,910
	Ecolab Inc.	115,400	5,855
	CF Industries Holdings Inc.	52,100	4,975
	Celanese Corp. Class A	107,900	3,464
	Monsanto Co.	5,457	261
			168,767
Telecommunication Services (1.5%)
*	American Tower Corp.
	Class A	1,408,445	72,197
*	NII Holdings Inc.	452,630	18,603
*	Crown Castle
	International Corp.	272,000	12,009
*	Syniverse Holdings Inc.	309,000	7,005
	Millicom International
	Cellular SA	44,150	4,236
			114,050
Utilities (0.1%)
*	AES Corp.	838,370	9,516
Total Common Stocks
(Cost $6,209,128)			7,643,516
Temporary Cash Investments (3.1%)[1]
Money Market Fund (2.7%)
3,4	Vanguard Market
	Liquidity Fund,
	0.261%	212,747,665	212,748

Morgan Growth Fund

		Face	Market
		Amount	Value
		($000)	($000)
Repurchase Agreement (0.2%)
	Banc of America Securities,
	LLC 0.300%, 10/1/10
	(Dated 9/30/10, Repurchase
	Value $19,900,000,
	collateralized by Federal
	Home Loan Mortgage Corp.
	0.000%, 11/16/39, and
	Federal National Mortgage
	Assn. 5.125%, 1/2/14)	19,900	19,900

U.S. Government and Agency Obligations (0.2%)
5,6	Federal Home Loan
	Bank Discount Notes,
	0.260%, 3/23/11	1,750	1,748
5,6	Freddie Mac Discount
	Notes, 0.230%, 10/12/10	3,000	3,000
5,6	Freddie Mac Discount
	Notes, 0.240%, 3/14/11	10,000	9,989
5,6	Freddie Mac Discount
	Notes, 0.271%, 6/7/11	220	219
			14,956
Total Temporary Cash Investments
(Cost $247,604)			247,604
Total Investments (100.2%)
(Cost $6,456,732)			7,891,120
Other Assets and Liabilities (-0.2%)
Other Assets			126,347
Liabilities[4]			(141,173
			(14,826
Net Assets (100%)			7,876,294

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	8,403,419
Undistributed Net Investment Income	20,263
Accumulated Net Realized Losses	(1,983,310)
Unrealized Appreciation (Depreciation)
Investment Securities	1,434,388
Futures Contracts	1,534
Net Assets	7,876,294

Investor Shares—Net Assets
Applicable to 338,727,136 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,431,792
Net Asset Value Per Share—
Investor Shares	$ 16.04

Admiral Shares—Net Assets
Applicable to 49,136,126 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,444,502
Net Asset Value Per Share—
Admiral Shares	$ 49.75

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $16,397,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 1.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $17,068,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $14,956,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Year Ended
September 30, 2010
($ 000)
Investment Income
Income
Dividends[1,2]	80,337
Interest[2]	557
Security Lending	2,271
Total Income	83,165
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,586
Performance Adjustment	838
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,112
Management and Administrative—Admiral Shares	2,327
Marketing and Distribution—Investor Shares	1,299
Marketing and Distribution—Admiral Shares	638
Custodian Fees	127
Auditing Fees	29
Shareholders’ Reports—Investor Shares	104
Shareholders’ Reports—Admiral Shares	39
Trustees’ Fees and Expenses	16
Total Expenses	31,115
Expenses Paid Indirectly	(541)
Net Expenses	30,574
Net Investment Income	52,591
Realized Net Gain (Loss)
Investment Securities Sold[2]	395,865
Futures Contracts	16,819
Foreign Currencies	8
Realized Net Gain (Loss)	412,692
Change in Unrealized Appreciation (Depreciation)
Investment Securities	471,761
Futures Contracts	(4,139)
Foreign Currencies	(7)
Change in Unrealized Appreciation (Depreciation)	467,615
Net Increase (Decrease) in Net Assets Resulting from Operations	932,898
1 Dividends are net of foreign withholding taxes of $318,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $706,000, $455,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($ 000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	52,591	62,567
Realized Net Gain (Loss)	412,692	(1,995,393)
Change in Unrealized Appreciation (Depreciation)	467,615	1,591,889
Net Increase (Decrease) in Net Assets Resulting from Operations	932,898	(340,937)
Distributions
Net Investment Income
Investor Shares	(39,716)	(50,414)
Admiral Shares	(20,471)	(27,239)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(60,187)	(77,653)
Capital Share Transactions
Investor Shares	(417,198)	96,224
Admiral Shares	(69,202)	(117,934)
Net Increase (Decrease) from Capital Share Transactions	(486,400)	(21,710)
Total Increase (Decrease)	386,311	(440,300)
Net Assets
Beginning of Period	7,489,983	7,930,283
End of Period[1]	7,876,294	7,489,983
1 Net Assets—End of Period includes undistributed net investment income of $20,263,000 and $27,851,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 14.32	$15.15	$ 21.45	$ 18.34	$ 17.04
Investment Operations
Net Investment Income	.097	.114	.148	.207	.165
Net Realized and Unrealized Gain (Loss)
on Investments	1.733	(.804)	(4.912)	3.604	1.230
Total from Investment Operations	1.830	(.690)	(4.764)	3.811	1.395
Distributions
Dividends from Net Investment Income	(.110)	(.140)	(.175)	(.204)	(.095)
Distributions from Realized Capital Gains	—	—	(1.361)	(.497)	—
Total Distributions	(.110)	(.140)	(1.536)	(.701)	(.095)
Net Asset Value, End of Period	$ 16.04	$ 14.32	$ 15.15	$ 21.45	$ 18.34

Total Return[1]	12.81%	-4.27%	-23.70%	21.24	8.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$ 5,432	$ 5,239	$ 5,418	$ 6,590	$ 5,171
Ratio of Total Expenses to
Average Net Assets[2]	0.44%	0.48%	0.38%	0.37%	0.42
Ratio of Net Investment Income to
Average Net Assets	0.62%	0.94%	0.80%	1.06%	0.95%
Portfolio Turnover Rate	60%	87%	88%	79%	90%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.00%, 0.00%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 44.42	$ 47.03	$ 66.58	$ 56.94	$ 52.91
Investment Operations
Net Investment Income	.372	.414	.555	.742	.620
Net Realized and Unrealized Gain (Loss)
on Investments	5.364	(2.502)	(15.244)	11.184	3.808
Total from Investment Operations	5.736	(2.088)	(14.689)	11.926	4.428
Distributions
Dividends from Net Investment Income	(.406)	(.522)	(.641)	(.745)	(.398)
Distributions from Realized Capital Gains	—	—	(4.220)	(1.541)	—
Total Distributions	(.406)	(.522)	(4.861)	(2.286)	(.398)
Net Asset Value, End of Period	$ 49.75	$ 44.42	47.03	$ 66.58	56.94

Total Return	12.95%	-4.09%	-23.57%	21.43	8.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$ 2,445	$ 2,251	$ 2,512	$ 2,683	$ 1,691
Ratio of Total Expenses to
Average Net Assets[1]	0.30%	0.31%	0.21%	0.21%	0.23%
Ratio of Net Investment Income to
Average Net Assets	0.76%	1.11%	0.97%	1.22%	1.14%
Portfolio Turnover Rate	60%	87%	88%	79%	90%
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.00%, 0.00%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Morgan Growth Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Jennison Associates LLC, Frontier Capital Management Co., LLC, and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fees of Frontier Capital Management Co., LLC, and Kalmar Investment Advisers are subject to quarterly adjustments based on performance since December 31, 2008, relative to the Russell Midcap Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $850,000 for the year ended September 30, 2010.

For the year ended September 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets, before an increase of $838,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

Morgan Growth Fund

contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $1,390,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.56% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2010, these arrangements reduced the fund’s expenses by $541,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($ 000)	($ 000)	($ 000)
Common Stocks	7,643,516	—	—
Temporary Cash Investments	212,748	34,856	—
Futures Contracts—Assets[1]	21	—	—
Futures Contracts—Liabilities[1]	(350)	—	—
Total	7,855,935	34,856	—
1 Represents variation margin on the last day of the reporting period.

F. At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($ 000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2010	296	84,116	1,546
E-mini S&P 500 Index	December 2010	281	15,970	(12)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Morgan Growth Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2010, the fund realized net foreign currency gains of $8,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2010, the fund had $37,335,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,978,510,000 to offset future net capital gains of $879,082,000 through September 30, 2017, and $1,099,428,000 through September 30, 2018.

At September 30, 2010, the cost of investment securities for tax purposes was $6,459,698,000. Net unrealized appreciation of investment securities for tax purposes was $1,431,422,000, consisting of unrealized gains of $1,650,618,000 on securities that had risen in value since their purchase and $219,196,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2010, the fund purchased $4,501,351,000 of investment securities and sold $4,978,571,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2010		2009
	Amount	Shares	Amount	Shares
	($ 000)	(000)	($ 000)	(000)
Investor Shares
Issued	656,780	43,144	838,795	70,793
Issued in Lieu of Cash Distributions	38,554	2,500	48,928	4,472
Redeemed	(1,112,532)	(72,852)	(791,499)	(67,053)
Net Increase (Decrease)—Investor Shares	(417,198)	(27,208)	96,224	8,212
Admiral Shares
Issued	381,035	8,051	371,510	10,237
Issued in Lieu of Cash Distributions	17,395	364	22,380	660
Redeemed	(467,632)	(9,955)	(511,824)	(13,638)
Net Increase (Decrease)—Admiral Shares	(69,202)	(1,540)	(117,934)	(2,741)

J. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 8, 2010

Special 2010 tax information (unaudited) for Vanguard Morgan Growth Fund

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $60,187,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Morgan Growth Fund Investor Shares
Periods Ended September 30, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	12.81%	1.57%	-0.51%
Returns After Taxes on Distributions	12.69	1.07	-1.13
Returns After Taxes on Distributions and Sale of Fund Shares	8.48	1.28	-0.64

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$999.38	$1.95
Admiral Shares	1,000.00	999.80	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.98
Admiral Shares	1,000.00	1,023.61	1.47

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	Vanguard Senior Management Team
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers	John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of	Founder
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the
Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q260 112010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2010: $29,000
Fiscal Year Ended September 30, 2009: $27,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2010: $3,607,060
Fiscal Year Ended September 30, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2010: $791,350
Fiscal Year Ended September 30, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2010: $336,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2010: $16,000
Fiscal Year Ended September 30, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2010: $352,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

VANGUARD MORGAN GROWTH FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, Incorporated by Reference.